Subsequent Event	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Subsequent Event [Abstract]
SUBSEQUENT EVENT
14.	SUBSEQUENT EVENT

The company has evaluated subsequent events from September 30, 2017 and November 28, 2017, the date this report was available to be issued and determined to disclose the following:

i.	On August 14, 2017, the Company entered into a definitive purchase agreement for the acquisition of six Lockheed L-1011, subject to satisfactory completion of inspection of the aircraft. The inspection was completed satisfactorily by the end of October, 2017. The closing of the transaction is now only subject to the seller fulfilling their obligations under the purchase agreement to remove all liens on the aircraft. The sale is expected to close in the fourth quarter of 2017. As payment for the aircraft, the Company expects to issue approximately 6.7 million shares to the seller during the fourth quarter of 2017.

ii.	On October 6, 2017, the Company entered into an equity financing agreement with GHS Investments LLC, a Nevada limited liability company, under which the Company may issue, over the next 24 months, shares of common stock representing up to an aggregate of $12,000,000 of equity financing. The number of shares to be issued would depend on the price per share, which will be based on a discount to the volume weighted average market price of the shares during a 10-trading day period. Shares issued under the equity financing agreement are subject to a registration rights agreement.

iii.	On November 22, 2017, the Company notified one of its customers that the Company was terminating an aircraft management agreement with them due to their on-going and repeated failure to make payment in full of all amounts due under the contract. The contract represents a material portion of the Company’s consolidated revenues ($4.0 million for the first nine months of 2017), but has not contributed significantly to either consolidated gross profit or net profit. The Company also informed the customer that it would seek damages for losses and expenses in light of the customer’s repudiatory breach of the contract. Depending on the outcome of negotiations with the customer, and possibly litigation, the receivables owed to the Company for services rendered, together with damages, would be applied against the operating deposit of $750,000 to be repaid to the customer following contract termination.

18. SUBSEQUENT EVENTS

In preparing these consolidated financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the issuance of the financial statements.

Disposition of Tempus Jets, Inc.

On March 1, 2017, the Company entered into a Stock Purchase Agreement (the “Agreement”), to be effective as of January 1, 2017, with Jackson River Aviation, LLC (“JRA”), a business associated with the Company’s CEO, Benjamin Scott Terry, and with Mr. Terry, pursuant to which JRA acquired from the Company 100% of the outstanding shares of common stock of TJI. The Agreement provides at the time of the acquisition of TJI by JRA, TJI shall have at least $500,000 in accrued but unpaid third-party liabilities, and as a result, the Company’s intangible assets and accrued liabilities decreased by $500,000. The Agreement also provides that (i) TJI will, and JRA and Mr. Terry will cause TJI to, maintain TJI’s corporate existence and good standing and maintain in good standing TJI’s operating certificate issued by the United States Federal Aviation Administration in accordance with the requirements of Parts 119 and 135 of the Federal Aviation Regulations (the “Operating Certificate”), for up to two years or until JRA and Mr. Terry contribute at least $500,000 toward TJI’s liabilities relating to the maintenance of its corporate existence and good standing and the Operating Certificate; (ii) JRA and Mr. Terry will provide the Company with advance notice if they expect TJI will not have sufficient working capital to support its existence and good standing and the Operating Certificate; and (iii) for two years the Company will have a right of first refusal that will allow it to re-acquire TJI if JRA receives a bona fide written offer to directly or indirectly transfer a majority of the equity interests in TJI or all or substantially all of the assets of TJI and its subsidiaries, taken as a whole, and the Company chooses to meet the terms of that offer.

The parties provided notice to holders of the Company’s outstanding Series A-1 Warrants of the Company’s intention to enter into the Agreement, which was required under the terms of the Company’s Series A-1 Warrants because, in the Company’s view, the transaction contemplated by the Agreement constitutes a “Fundamental Transaction” as defined in the Series A-1 Warrants. Pursuant to the terms of the Series A-1 Warrants, in the event of a Fundamental Transaction, each holder of Series A-1 Warrants has the right to sell its Series A-1 Warrants back to the Company for a cash price equal to the Black Scholes Value (as defined in the Company’s Series A-1 Warrants) of such Warrants, through the date that is ninety (90) days after the public disclosure of the consummation of the Fundamental Transaction by the Company.